UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2026

XENCOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36182	20-1622502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107
(Address of principal executive offices)	(Zip Code)

(626) 305-5900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Based on current operating plans, Xencor, Inc. (the “Company”) expects to have cash to fund research and development programs and operations into 2029.

Forward-Looking Statements

The statement in this Item 2.02 of this Current Report on Form 8-K regarding the period through which the Company expects its cash to fund its research and development programs and operations is a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995. This statement is based on the Company’s current operating plans and assumptions and is subject to risks and uncertainties that could cause actual results to differ materially, including changes in the Company’s operating plans, the timing, cost and results of clinical trials, unanticipated expenses, the receipt and timing of collaboration and licensing revenue, and the other risks described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company may use its available capital resources sooner than it currently expects. This statement speaks only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update it, except as required by law.

The information furnished under this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On October 26, 2026, the Company posted a presentation on the “Investors” section of the Company’s website (www.xencor.com), which includes a description of the updated results from the Phase 1 study of XmAb819, an ENPP3 x CD3 T-cell engaging bispecific antibody, in patients with advanced clear cell renal cell carcinoma. The information contained in, or that can be accessed through, the Company’s website is not a part of this filing. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The presentation is current as of October 26, 2026, and the Company disclaims any obligation to update, supplement or amend this material.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On October 25, 2026, the Company issued a press release announcing updated results from the Phase 1 study of XmAb819, an ENPP3 x CD3 T-cell engaging bispecific antibody, in patients with advanced clear cell renal cell carcinoma. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation dated October 26, 2026.
99.2	Press release issued by Xencor, Inc. on October 25, 2026.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2026	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary

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